Exhibit 10.19

                      OPERATING AGREEMENT


     THIS OPERATING AGREEMENT ("Agreement") made and entered into this ___ day of October, 2004, among A&C Capital USA, Inc., a New York corporation ("A&C"); PEM, LLC, a New York limited liability company ("PEM", and together with A&C collectively referred to as the "Members" and individually referred to as a "Member") and DCI Management, LLC, a New York limited liability company (the "Company").

                           WITNESSETH

      WHEREAS, on October 19, 2004, the Company was formed as a New York limited liability company pursuant to the Law (as defined below); and

     WHEREAS, the Company has been formed to act as the manager of Direct Capital Investments, Ltd., an Israeli public company ("DCI") and its assets, including without limitation, Gavella Corp., a Delaware company listed in the Over the Counter Bulletin Board; and

     WHEREAS, the Members and the Company desire to enter into this Agreement in order to state the terms and conditions of the operation and management of the Company.

     NOW, THEREFORE, for and in consideration of the various covenants, promises, stipulations and conditions stated herein, the parties agree to form a limited liability company to be operated and managed as follows:


                    ARTICLE I

                           DEFINITIONS

     1.1 Definitions. Unless otherwise specified herein to the contrary, the following terms should have the following meanings in and for the purposes of this Agreement:

     "Capital Accounts" means the account to be maintained by the
Company   for  each  Member  in  accordance  with  the  following
provisions:

                (i) a Member's Capital Account shall be credited with the Member's Capital Contributions, the amount of any Company liabilities assumed by the Member (or which are secured by Company property distributed to the Member), the Member's distributive share of Net Profit and any item in the nature of income or gain specially allocated to the Member pursuant to the provisions of this Agreement; and

                (ii) a Member's Capital Account shall be debited with the amount of money and the fair market value of any Company property distributed to the Member, the amount of any liabilities of the Member assumed by the Company (or which are secured by property contributed by the Member to the Company), the Member's distributive share of Loss and any item in the nature of expenses or losses specially allocated to the Member.

      "Capital Contribution" means the total amount of cash and the fair market value of any other assets contributed (or deemed contributed under Regulation Section 1.704-01(b) (2) (iv) (d) to the Company by a Member, net of liabilities assumed or to which the assets are subject.

      "Disabling Conduct" shall mean conduct that constitutes fraud, a breach of fiduciary duty, willful misfeasance or misconduct, deliberate dishonesty, bad faith or gross negligence in the conduct of the duties of the Person referred to or pecuniary gain or other advantage to which such Person was not legally entitled to and was not undertaken in good faith and in a manner reasonably believed to be in, or not opposed to the interests of the Company.

     "Encumbrance" means any security, interest, pledge, mortgage, lien, charge, encumbrance, adverse claim, option, warrant, proxy, preferential arrangement or restriction of any kind, including, without limitation, any restriction on the use, voting, transfer, receipt of income or other exercise of any attributes of ownership.

     "Fiscal Year" means (i) any twelve (12) month period commencing on January 1 and ending on December 31, or (ii) any portion of the period described in (i) of this sentence in which the Company is required to allocate Net Profits, Net Losses and other items of Company income, gain, loss or deduction pursuant to this Agreement.

     "Hereof", "herein", "Agreement" and words of similar import have reference to this Agreement as a whole and to not any particular section, subsection or clause.

     "Law" means the Limited Liability Company Law of New York.

     "Management Agreement" shall mean the Management Agreement between the Company and DCI.

     "Membership Interest" or "Interest" means a Member's limited liability company interest in the Company which represents such Member's share of the Net Profits and Net Losses and such Member's right to receive distributions of the Company's assets in accordance with the provisions of this Agreement and the Law.

     "Monthly Management Fee" shall have the meaning given to such term in the Management Agreement.

     "Net Cash Flow" means all cash receipts of the Company and the fair market value of any property received in connection therewith, in any Fiscal Year from whatever source derived, plus any cash which the Members decide to, or is required to, release from reserves, less (A) payment of any debt obligations which might be then due and payable by the Company; (B) payment of unincorporated business taxes and any other taxes due and payable by the Company and (C) the amount determined by the Members to be maintained as reserves.

       "Net Profits and "Net Losses" mean, for each Fiscal Year, an amount equal to the Company's taxable income or loss for such period for "book" or "capital account" purposes under Regulations
Section 1.704-1(b)(2)(iv).

     "New Securities" means any Membership Interests or other securities or other rights convertible or exchangeable into or exercisable for Membership Interests.

     "Person" means any individual, corporation, partnership, limited liability company, trust, joint venture, association, unincorporated organization or government or other agency or political subdivision thereof.

     "Transfer" means any direct or indirect sale, transfer, gift, assignment or other disposition, voluntary or involuntary.

     1.2 Interpretation. All article and sections headings herein are included for convenience of reference only and shall not be considered part of this Agreement, nor shall they effect the interpretation of this Agreement. The singular shall, when used herein, include the plural, the plural the singular and any gender, all other genders.

                         ARTICLE II

                  THE COMPANY AND ITS BUSINESS

     2.1 Formation; Purpose. The Company was formed on October 19, 2004 pursuant to the Law under the name "DCI Management, LLC". The business office of the Company shall be at such other place or places as the Members may from time to time designate. The sole and exclusive purpose of the Company shall be to be the manager of DCI and its interests, including without limitation, Gavella Corp., pursuant to the terms and provisions of this Agreement.

     2.2. Organization; Duration. The registered office and the resident agent of the Company shall be as designated in the Articles of Organization of the Company or any amendment thereof. The registered office and the resident agent may be changed from time to time by the Members. If the resident agent shall ever resign, then the Members shall promptly appoint a successor resident agent and shall file an appropriate amendment to the Articles of Organization. The Company shall not have a specific date of dissolution, and shall, subject to the terms and provisions of this Agreement and the Law, have a perpetual existence.

     2.3. Principal Office. The Company shall maintain its principal office at NY or such other location as the Members may determine.

     2.4 Title to Company Property. All property of the Company shall be deemed to be owned by the Company as an entity, and no Member individually, shall have any direct ownership in such property.

                         ARTICLE III

                  CAPITAL CONTRIBUTIONS; LOANS

     3.1 Members. Effective as of the date hereof, the Membership Interest of each Member in the Company and their respective percentage interest in the total capital of the Company is as set forth in the Schedule of Members attached hereto.

     3.2   Capital  Contributions. As of  the  date  hereof,  the
Members   shall   have   contributed  their  respective   Capital
Contribution as reflected on the Schedule of Members attached hereto.

     3.3 Capital Calls. If the Members determine that additional funds are required by the Company, then each Member shall purchase the New Securities, pro rata in accordance with their Membership Interests at the same price and on the same terms proposed to be issued or sold by the Company so that each of the Members would, after the issuance or sale of all such New Securities, hold the same percentage interest in the Company as it had immediately prior to the issuance or sale of the New Securities. Alternatively, the Members shall loan the Company the required funding. Each Member shall be required to deposit with the Company the additional capital contribution required or the requested loan, as the case may be, by the date specified in the notice. If a Member does not exercise its right to purchase such additional New Securities, or lend the Company the requested funds, as the case may be, the other Member exercising its full right to purchase the additional capital or lend the Company the money, shall have the right to lend the Company the requested amount as a loan and not as additional Capital Contribution. Such loans will be at an interest rate equal to the prime interest rate as set forth in the Wall Street Journal plus one percent (1%) and upon such other terms as are commercially reasonable.

      3.4 Limitation of Liability. Except as otherwise may be required by Law, the liability of each Member is limited to its respective Capital Contribution and the amount of its Capital Account. Although no Member will be (i) liable for any debt, liability or obligation of the Company, (ii) required to return any distribution made to a Member of the Company or (iii) or required to contribute any additional capital to the Company, each Member agrees that its Capital Account is an asset of the Company and, as such, is subject to all of the debts and obligations of the Company.

                           ARTICLE IV
                         MEMBER-MANAGED

     4.1 Management. The Members shall jointly manage the business and operations of the Company. Neither Member shall have the right to bind the Company or the other Member without the express written authorization of the other Member. Each Member shall owe the Company and the other Member duties of loyalty and due care of the type owed by directors of a corporation to the shareholders of a corporation.

     Although no action shall be taken by the Company without the prior written authorization of both Members, the Member who initially introduces a financing opportunity to DCI or any of its assets, subsidiaries or interests, shall have the right to determine the allocation of 60% of such allocation, and the other Member shall have the right to determine the allocation of the balance.

     4.2 Bank Account. Without limiting the foregoing, the Members shall establish and maintain a bank account in the name of the Company. All expenditures made by or on behalf of the Company shall be paid by check drawn on that account, and all income received by the Company shall be deposited in that account. Withdrawals and disbursements from said account may be signed by an authorized representative of both the Members.

      4.3 Delegation to Agents and Officers. The Members may delegate functions relating to the day-to-day operations of the Company to such officers, agents, consultants or employees as it may from time to time designate. Such officers, agents, consultants and employees need not be Members, and shall have such duties, powers, responsibilities and authority as may from time to time be prescribed by the Members, and may be removed at any time, with or without cause, by the Members.

      As of the date hereof, the following shall be appointed as officers of the Company:

  Prosper Abitbol          Chairman
  David  Yerushalmi        Managing Partner Legal and IP
  Adam   Ofek              Managing Partner Corporate Finance and M&A
  Michael  Gibbs           Managing Partner Corporate Finance and M&A
  Sam Klepfish             VP Finance and Secretary US
  Lior Ostashinsky         VP Finance IL


  4.4  Liability for Certain Acts. The liability of the Members for the debts, obligations or liabilities of the Company, in its capacity as such, shall be limited to the fullest extent permitted by the Law. Each Member shall not be liable to the

  Company or to the other Member for any loss or damage unless such Member's acts or omissions were the result of fraud,

  gross negligence, or willful misconduct in the course of its duties.


                         ARTICLE V

                             MEMBERS

      5.1 Confidentiality. Each Member has furnished and is furnishing certain Information to the other Member and the Company. The term "Information" shall mean all Information that either Member has furnished or is furnishing to the other which is not generally available to the public, including, but not limited to, contacts, data, know-how, specifications, models, prototypes and all other technical, operational and economic information, whether furnished before or after the date of this Agreement, whether tangible or intangible and in whatever form or medium provided, as well as all information generated by the parties or by their representatives, that contains, reflects, or is derived from the furnished Information.

     In consideration of a Member's disclosure to it of the Information, the other Member and the Company agree that they will keep the Information confidential and that the Information will not, without the prior written consent of the party providing the information, be disclosed by the party receiving the information or by their representatives, in any manner whatsoever, in whole or in part, and shall not be used by the party receiving the information or by its representatives other than in connection with the Company in accordance with the terms of this Agreement. Moreover, the party receiving the information agrees to transmit the Information only to such of its representatives who need to know the Information for the sole purpose of assisting the party in connection with its obligations hereunder, who are informed of this Agreement, and who in writing agree to be bound by the terms hereof as if a party hereto. In any event, the party receiving the information shall be fully liable for any breach of this Agreement by its representatives and agree, at its sole expense, to take all reasonable measures (including, but not limited to, court proceedings) to restrain its representatives from prohibited or unauthorized disclosure or use of the Information.

     The restrictions herein provided shall not apply with respect to Information which (i) Is known by the receiving party at the time of receipt; (ii) is or becomes a part of the public domain without breach of this Agreement by the receiving party;
(iii) is legitimately obtained by the receiving party without a commitment of confidentiality from a third party; (iv) is disclosed by the disclosing party to a third party without a commitment of confidentiality by the third party; (v) Is independently developed by the receiving party; or (vi) is disclosed pursuant to judicial action or government regulations, provided the receiving party notifies the disclosing party prior to such disclosure and cooperates with the disclosing party in the event the disclosing party elects to legally contest and avoid such disclosure.

     5.2 Representations and Warranties. Each Member represents and warrants that::

     (a)  Legal, Valid, and Binding.  This Agreement constitutes the legal, valid, and binding obligations of such Member.
     (b)  Investment Intent.  The Member is acquiring or has acquired its interest in the Company for the Member's own account as an investment and without intent to distribute the interest. The Investor is aware that there is no market for the Membership Interests, that no such market will ever develop and that it may not be possible to liquidate the Member's investment, and, in any event, that there are substantial restrictions on the transferability of thereof. The Member's overall commitment to the Company and other investments which are not readily marketable, is not disproportionate to the Member's net worth and the Member has no need for immediate liquidity in the Member's investment in the Company.
     (c)  Non-registration.   The  Member acknowledges  that  the
          Membership Interests have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws, and may not be resold or Transferred by the Member without appropriate registration or the availability of an exemption from such registration requirements. Each of the Members agrees that it is an "accredited investor", within the meaning the meaning of Rule 501 promulgated under the Securities Act.

     5.3 Meetings. Any Member may request that a meeting of the Members be held. All meetings shall be held at the principal place of business of the Company or at such other place as shall be specified or fixed in the notices thereof, provided that any Member may participate in any such meeting by means of conference telephone or similar communications equipment. A quorum shall be present at a meeting if both Members are represented at the meeting. Any action required or permitted to be taken at meeting of the Members may be taken without a meeting, without prior notice, and without a vote, if consents in writing, setting forth the action so taken, are signed by both Members.

       5.4 Non-Exclusive. Each Member understands and acknowledges that the other Member and its affiliates are actively engaged in other business enterprises in addition to the Company. The Members further understand and acknowledge the potential conflict of interest arising from such other enterprises and business activities. Furthermore, each Member will have business interests and engage in business activities in addition to those relating to the Company. Neither the Company nor the other Member shall have any rights by virtue of this Agreement in any business interests or activities of the Member. However, no Information gained from a member will be used to the detriment of the Company or in violation of the confidentiality provisions set forth in Section 5.1 of this Agreement.

      Notwithstanding the foregoing, each of A&C and PEM agree to offer to the other Member the right to co-invest in other business transactions proposed to be undertaken by A&C and PEM , alone or with other parties, upon the same terms and conditions as available to the offering party. The Member shall have ten
(10) days to agree to exercise this right of co-investment.

      5.6 Transfer Restrictions. No Member may, directly or indirectly, Transfer, or permit, voluntarily or involuntarily, any Encumbrance upon all or any portion of such Member's
Membership Interest or any interest therein.

                              ARTICLE VI

                      ACCOUNTING PROVISIONS

     6.1 Fiscal and Taxable Year. The Fiscal Year and taxable year of the Company shall be the calendar year, unless the Members shall designate a different Fiscal Year or taxable year.

     6.2   Books  and  Accounts.   The Members  shall  cause  the
Company to keep and maintain complete and accurate books and accounts for the Company at the Company's principal place of business or at such other place or places as the Members shall determine. Each Member or such Member's representative shall at all reasonable times have access to, and may inspect and make copies of, such books and accounts and any other records of the Company.

                         ARTICLE VII

                  DISTRIBUTIONS AND ALLOCATIONS

          7.1 Distributions. Except as otherwise required by this Agreement or by Law, distributions of Net Cash Flow shall be distributed at such times as the Members shall determine. Notwithstanding the foregoing, (i) the Monthly Management Fee shall be distributed equally to each Member and (ii) the Option and Bonus Option (as such terms are defined in the Management Agreement), which shall belong to the Company, shall be allocated 60% to the Member who has created the upside in DCI and 40% to the other Member.

     7.2  Allocation of Net Profits and Net Losses.

       (a) Net Profits shall be allocated between the Members as follows:

               A. First, to the Members to the extent of and in proportion to the Net Losses previously allocated to each Member pursuant to
          Section 8.3(b)(ii), minus the aggregate amount of Net Profits previously allocated to each Member pursuant to this subparagraph
          (a)(i);

B. Next, to the Members to the extent of and in proportion to the Net Losses previously allocated to each Member pursuant to
Section 8.3(b)(i), minus the aggregate amount of Net Profits previously allocated to each Member pursuant to this clause (ii); and
               (iii)      The balance, if any, to the Members  in
          accordance   with  their  then  respective   Membership
          Interest.

               (b) Net Losses shall be allocated between the Members as follows:

               (i) First, to the Members having positive Capital Account balances up to an amount necessary to reduce such positive Capital Account balances to zero, pro rata, in accordance with the ratio that each such Member's positive balance in its Capital Account bears to the aggregate positive balances in all Members' Capital Accounts; and

               (ii)  The  balance,  if any,  to  the  Members  in
          accordance   with  their  then  respective   Membership
          Interests.

     7.3 No Return of Distributions. No Member shall have any obligation to refund to the Company any amount that shall have been properly distributed to such Member pursuant to this Agreement, subject, however, to the rights of any third party creditor under law.

                         ARTICLE VIII

                         ARBITRATION


     8.1 Arbitration. Should any controversy arise between any of the parties hereto concerning this Agreement or the Company, the controversy shall be settled by arbitration in the following manner: the parties shall agree upon an arbitrator, or if the parties cannot agree upon an arbitrator, each party shall select and appoint one arbitrator. The two arbitrators so appointed shall select and appoint a third arbitrator. The decision in writing of the arbitrator, or a majority if more than one, so appointed shall be binding on all parties to this Agreement. Should any party fail to appoint an arbitrator within ten (10) business days after receiving written notice to so do, the arbitrator appointed by the other party shall act for all parties and his decision in writing shall be binding and conclusive on all parties. The cost, expenses, and fees of the arbitrator shall be borne as determined by the arbitrator(s). All matters relating to the enforceability of this arbitration provision and any award rendered under this provision shall be governed by the Commercial Arbitration Rules of American Arbitration Association. The arbitrator shall apply the substantive law of the State of New York, exclusive of any conflict of law rules. Arbitration shall be conducted in New York City within twenty (20) days of appointment of the arbitrator(s). The award rendered by the arbitrator shall be final and binding, and judgment upon the award may be entered by any court having jurisdiction thereof. Each party is required to continue to perform its obligations under this Agreement pending final resolution of any dispute arising out of or relating to this Agreement, unless to do so would be impossible or impracticable under the circumstances. The decision reached through arbitration shall be final and binding on the parties.


                         ARTICLE IX

                   DISSOLUTION AND LIQUIDATION

     9.1 Events Causing Dissolution and Winding-up. The Company shall be dissolved and wound up upon the first to occur of the following events:

               (a)  the mutual agreement of the Members; or

          (b) the entry of a decree of judicial dissolution under any applicable law.

     9.2 Liquidation. If the Company is terminated, the Company shall be liquidated in accordance with this Article IX and the Law. The liquidation shall be conducted by the Members, or by a Person so designated by the Members (the "Liquidating Agent"). The Liquidating Agent shall have all of the rights and powers as to the assets and liabilities of the Company in connection with the liquidation and termination of the Company that the Members would have as to the assets and liabilities of the Company including, without limitation, and notwithstanding any provision contained herein to the contrary, the ability to liquidate and/or sell any or all of the Company's assets without the necessity to obtain any Member's consent. Without limiting the foregoing, the Liquidating Agent is expressly authorized and empowered to execute and deliver any and all documents necessary or desirable to effectuate the liquidation and termination of the Company and the transfer of any asset or liability of the Company. The Liquidating Agent shall have the right from time to time, by revocable powers of attorney, to delegate to one or more Persons any or all of such rights and powers and such authority and power to execute and deliver documents, and, in connection therewith, to fix the reasonable compensation of each such person, which compensation shall be charged as an expense of liquidation. The Liquidating Agent is also expressly authorized to sell the Company's assets and/or to distribute the Company's property to the Members or other third parties subject to liens.

                            ARTICLE X
                         INDEMNIFICATION


     10.1 Indemnification. The Company shall, to the fullest extent permitted by Law, indemnify and hold harmless each Member and its respective members, managers, officers, directors, shareholders, employees, agents, affiliates, trustees, legal representatives and heirs and successors and assigns (any of the foregoing, an "Indemnified Person"), against all losses, damages, claims, liabilities and expenses of whatever nature, known or unknown, liquidated or unliquidated ("Claims") relating to or arising from activities undertaken in connection with the Company or otherwise relating to this Agreement, including, but not limited to, costs of investigation, case preparation, discovery, judgments or causes of action, assessments, settlement costs or other costs or expenses, amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel, accountant and investigative fees and expenses (all of such amounts are referred to as "Damages") reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding (a "Proceeding"), whether civil or criminal, before any court, administrative body, arbitrator or otherwise in which such Indemnified Person may be or may have been involved as a party or otherwise or with which such Indemnified Person may be or may have been threatened, except with respect to any matter as to which it shall be determined that such Indemnified Person engaged in Disabling Conduct.

     10.2 Expenses. Damages incurred by an Indemnified Person in defense or settlement of any Claim that may be subject to a right of indemnification hereunder may be advanced by the Company prior to the final disposition thereof upon receipt of an undertaking by or on behalf of the Indemnified Person to repay such amount if it shall be determined ultimately that the Indemnified Person is not entitled to be indemnified hereunder. The right of any Indemnified Person to the indemnification provided herein shall be cumulative with, and in addition to, any and all rights to which such Indemnified Person may otherwise be entitled by contract or as a matter of law or equity and shall extend to such Indemnified Person's successors, assigns and legal representatives.

     10.3 Notices of Claims. Promptly after receipt by a Indemnified Person of notice of the commencement of any Proceeding involving a Claim, such Indemnified Person will, if a claim for indemnification in respect thereof is to be made against the Company, give written notice to the Company of the commencement of such Proceeding, provided that the failure of any Indemnified Person to give notice as provided herein shall not relieve the Company of its obligations under this Article, except to the extent that the Company is actually prejudiced by such failure to give notice. In case any such action is brought against an Indemnified Person (other than a derivative suit in right of the Company), the Company will be entitled to participate in and to assume the defense thereof to the extent that the Company may wish, with counsel reasonably satisfactory to such Indemnified Person. After notice from the Company to such Indemnified Person of the Company's election to assume the defense thereof, the Company will not be liable for Damages subsequently incurred by such Indemnified Person in connection with the defense thereof. The Company will not consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Person of a release from all liability in respect to such claim or litigation.

                           ARTICLE XI
                          MISCELLANEOUS

      11.1 Notice. Any notices, requests, elections or other communications required or permitted to be given hereunder shall be in writing and shall be delivered by hand or courier (including Federal Express and other such courier services) or deposited with the United States Postal Service for delivery by registered or certified mail, return receipt requested, postage fully prepaid and properly addressed to the Party to whom the communication is directed at its address set forth on the Schedule of Members. Any such notice, request, election or other communication shall be considered given on the date of such hand or courier delivery or deposit with the United States Postal Service, if properly addressed and stamped, and shall be considered received on the date of hand delivery, on the second business day after deposit by courier delivery or on the third
(3rd) day following deposit with the United States Postal Service in the manner provided above. Rejection or other refusal to accept or inability to deliver because of a changed address as to which no notice was given shall nevertheless be deemed to have been received by the addressee. Either party may by like notice at any time, and from time to time, designate a different address to which communications shall be sent.

     11.2  Terms  Binding  on  Heirs.   The  provisions  of  this
Agreement shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns.

     11.3 Sole Agreement of Parties. This Agreement constitutes the sole and complete agreement of the parties with respect to the subject matter hereof, and correctly sets forth the rights, duties, and obligations of the Parties in connection herewith. Any prior representations, promises, or agreements in connection herewith not expressly set forth in this Agreement are of no force or effect.

     11.4 General. No waiver of any default hereunder shall be implied from any omission to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect any default other than the default specified in the express waiver and that only for the time and to the extent therein stated. One or more waivers of any covenant, term or condition of this Agreement shall not be construed as a waiver of a subsequent breach of the same covenant, term or condition. The invalidity or unenforceability of any provision hereof shall not affect or impair any other provisions. The necessary grammatical changes required to make the provisions of this Agreement apply in the plural sense and to either corporations, associations, partnerships or individuals, males or females, shall in all instances be assumed as though in each case fully expressed. The laws of the state of New York shall govern the validity, performance and enforcement of this Agreement. The headings of the several sections contained herein are for convenience only and do not define, limit or construe the contents of such sections. THIS PROVISION, AND EACH AND EVERY OTHER PROVISION OF THIS AGREEMENT, MAY NOT UNDER ANY CIRCUMSTANCES BE MODIFIED, CHANGED, AMENDED OR
PROVISIONS  HEREUNDER  WAIVED  VERBALLY,  BUT  MAY  ONLY  BE
MODIFIED, CHANGED, AMENDED OR WAIVED BY AN AGREEMENT IN WRITING EXECUTED BY ALL PARTIES HERETO.

     11.5 Execution. This Agreement may be executed by facsimile and in one or more counterparts, each of which shall be deemed an original and each of which shall constitute one and the same Agreement.

     11.6 Independent Counsel. The parties hereto agree that this Agreement is the product of negotiation between sophisticated individuals, each of whom were either represented by counsel or had an opportunity to be so represented, and each of whom had an opportunity to participate in and did participate in, the drafting of each provision hereof.

     11.7  Further Assurances.   Each of the Members  agrees
that it will execute and deliver such further instruments and documents and do such further acts and things as may be required to carry out the intent and purposes hereof.

     11.8 No Third Party Beneficiaries. Except as is otherwise specifically provided for herein or as may otherwise be specifically agreed in writing by the Members, the provisions hereof are not intended to be for the benefit of any creditor or other person to whom any debts, liabilities, or obligations are owed by (or who otherwise has any claim against) the Company or any of the Members; and no such creditor or other person shall obtain any benefit from such provisions or shall, by reason of any such foregoing provision, make any claim in respect of any debt, liability, or obligation against the Company or any of the Members.


     IN WITNESS WHEREOF, the parties have executed and delivered this Operating Agreement as of the date first written above.


                              MEMBERS:

                              A&C CAPITAL USA, INC.



                              By: /s/ Adam Ofek
                              Name:Adam Ofek
                              Title: President


                              PEM, LLC


                              By: /s/ David Yerushalmi
                              Name: David Yerushalmi
                              Title:   Managing Member